UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

(AMENDMENT NO. )

Filed by the Registrant         ☐

Filed by a Party other than the Registrant ☒

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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

ITEX CORPORATION
(Name of Registrant as Specified In Its Charter)

PAGIDIPATI FAMILY, LP

MPIC FUND I, LP

MPIC CANADIAN LP

CORNER MARKET CAPITAL MANAGEMENT, INC.

CORNER MARKET CAPITAL U.S., INC.

CORNER MARKET CAPITAL CORP.

SANJEEV PARSAD

ALNESH MOHAN

DAVID POLONITZA
RAHUL PAGIDIPATI

SIDD PAGIDIPATI

DR. WAYNE JONES

RICHARD POLONITZA

GRETA POLONITZA

G. ANDREW COOKE

DR. DEVAIAH PAGIDIPATI

DR. RUDRAMA PAGIDIPATI

KIRK ANDERSON

PAUL W. KIM

(Name Of Person(S) Filing Proxy Statement, If Other Than The Registrant)

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The Committee to Enhance ITEX (the “Committee”), together with the other Participants named herein, is filing materials contained in this Schedule 14A with the Securities and Exchange Commission (the “SEC”) in connection with the solicitation of proxies for the election of its slate of director nominees at the 2010 annual meeting of stockholders (the “Annual Meeting”) of ITEX Corporation.  The Committee has filed a definitive proxy statement with the SEC with regard to the Annual Meeting.

Item 1:  the following material were posted to http://www.enhanceitex.com

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Important Notice

This website may contain forward-looking statements. These statements may be identified by the use of forward-looking terminology such as the words “expects,” “intends,” “believes,” “anticipates” and other terms with similar meaning indicating possible future events or actions relating to the business or stockholders of ITEX Corporation (the “Company”). These forward-looking statements are based on current expectations and assumptions that are subject to risks and uncertainties that could cause actual results to differ materially. These risks and uncertainties include, among others, the ability to successfully solicit sufficient proxies to elect the director nominees (the “Nominees”) nominated by The Committee to Enhance ITEX (the “Committee”) to the Company’s board of directors at the Company’s 2010 Annual Meeting of Stockholders (the “2010 Annual Meeting”), the ability of the Nominees to improve the corporate governance and performance of the Company and risk factors associated with the business of the Company, as described in the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2010, and in other periodic reports of the Company, which are available at no charge at the website of the Securities and Exchange Commission (“SEC”) at http://www.sec.gov. Accordingly, you should not rely upon forward-looking statements as a prediction of actual results.

THE COMMITTEE STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INVESTORCOM, INC. AT ITS TOLL-FREE NUMBER (877) 972-0090 OR VIA EMAIL AT ENHANCEITEX@INVESTOR-COM.COM.

The Participants in the proxy solicitation are David Polonitza, Dr. Wayne P. Jones, Sidd Pagidipati, Rahul Pagidipati, Sanjeev Parsad, Alnesh Mohan, Pagidipati Family, LP, MPIC Fund I, LP, MPIC Canadian LP, Corner Market Capital, Inc., Corner Market Capital, U.S., Inc., Corner Market Capital Corp., Richard Polonitza, Greta Polonitza, G. Andrew Cooke, Dr. Devaiah Pagidipati and Dr. Rudrama Pagidipati, Kirk Anderson, and Paul W. Kim (collectively, the “Participants”).

Information regarding the Participants and their affiliates, including their direct or indirect interests in the ITEX Corporation, by security holdings or otherwise, is contained in the Schedule 13D initially filed by David Polonitza on September 22, 2009, as amended or may be amended from time to time (the “Schedule 13D”). The Schedule 13D is currently available at no charge on the SEC’s website at http://www.sec.gov. As of the record date for the 2010 Annual Meeting (October 19, 2010), the Participants and their affiliates collectively own an aggregate of 474,941 shares of Common Stock of the ITEX Corporation, consisting of the following: (1) 127,975 shares held directly by David Polonitza, (2) 3,000 shares held directly by Rahul Pagidipati, (3) 140,779 shares held directly by the Pagidipati Family, LP, (4) 11,800 shares held directly by Devaiah and Rudrama Pagidipati, (5) 71,395 shares held directly by Kirk Anderson, (6) 6,000 shares held directly by Paul W. Kim, (7) 8,152 shares held directly by Richard and Greta Polonitza, (8) 80,000 shares held in accounts managed by MPIC FUND I, LP, (11) 14,380 shares held in accounts managed by MPIC CANADIAN, LP, (12) 11,460 shares held directly by G. Andrew Cooke. Each of the Participants disclaims beneficial ownership of such shares except to the extent of his/her/its pecuniary interest therein.

This communication is not a solicitation of a proxy, which may be done only pursuant to a definitive proxy statement.

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Committee Chairmen

DAVID POLONITZA previously served as an officer in the United States Army since 2002. Mr. Polonitza is currently a private investor. Prior positions include Brigade Staff Officer (2009-2010) , Troop Commander (2007-2009), Executive Officer (2003-2005; 2006-2007) and Battalion Intelligence Officer (2005-2006). Mr. Polonitza has a Bachelor of Science degree in economics from the United States Military Academy and is an MBA from the University of Louisville with a focus in Entrepreneurship.

RAHUL PAGIDIPATI founded and has served as the CEO of Anion Technologies Ltd., a software outsourcing firm, since 1999.  Mr. Pagidipati has a Bachelor of Arts degree in Economics from the University of Florida, a Master of Business Administration degree from the Kellogg School of Management at Northwestern University, and a Juris Doctor degree from Northwestern University School of Law.  Mr. Pagidipati served on the Board of Directors of Suncoast Labs, before its acquisition by Laboratory Corporation of America (NYSE: LH), and co-founded and served on the Board of Directors of Freedom Health, one of the largest privately held Medicare Advantage HMOs in the United States.

ALNESH MOHAN has been involved in the accounting services industry since 1994.  Mr. Mohan has served as Partner at Quantum Advisory Partners LLP, a business advisory firm, since 2005, and as Vice-Chairman and CEO of Corner Market Capital Corporation, an investment fund, since 2006.  Through Quantum Advisory Partners LLP, Mr. Mohan acts on behalf of a number of public companies and is currently CFO of Hudson Resources Inc., a publicly listed company on the TSX Venture Exchange.  Mr. Mohan has a Bachelor of Business Administration degree from Simon Fraser University and a Master’s of Science in Taxation from Golden Gate University.  Mr. Mohan has been a registered Chartered Accountant in British Columbia since 1997, and a registered Certified Public Accountant in Illinois since 2000.  Prior to his current positions at Quantum and Corner Market Capital, Mr. Mohan was a Tax Manager at KPMG from 2001-2005 consulting on corporate & personal tax compliance in Canada and the United States.

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Our Nominees

DR. WAYNE P. JONES has been a Professor of Business at the University of Louisville, College of Business & Public Administration, Louisville, Kentucky, since 1998.  Dr. Jones has also been CEO of the University Group, a franchise advisory firm, since 1998. Dr. Jones is past CEO of the Pizza Hut Franchise Association, President of KFC Canada, Senior VP of Operations for Arby’s Restaurants, and Vice President Marketing & Development for Tumbleweed Restaurants, Inc.  He also held executive and marketing positions at the H.J. Heinz and General Mills companies.  Dr. Jones is CEO and Managing Director of The University Group, LTD, a management consultancy, and consults with a wide range of clients.  He is an active lecturer in Corporate Strategy, New Venture Creation, New Product Development, Franchising and Marketing Strategy.  He is also a Certified Expert Witness in franchising who serves as an Expert Witness in Marketing and Franchising cases.  Dr. Jones holds a Ph.D. from Marquette University and an MBA from the University of Louisville. He brings significant business and franchise experience and he will work to address ITEX’s franchise operations.

ALNESH MOHAN has been involved in the accounting services industry since 1994.  Mr. Mohan has served as Partner at Quantum Advisory Partners LLP, a business advisory firm, since 2005, and as Vice-Chairman and CEO of Corner Market Capital Corporation, an investment fund, since 2006.  Through Quantum Advisory Partners LLP, Mr. Mohan acts on behalf of a number of public companies and is currently CFO of Hudson Resources Inc., a publicly listed company on the TSX Venture Exchange.  Mr. Mohan has a Bachelor of Business Administration degree from Simon Fraser University and a Master’s of Science in Taxation from Golden Gate University.  Mr. Mohan has been a registered Chartered Accountant in British Columbia since 1997, and a registered Certified Public Accountant in Illinois since 2000.  Prior to his current positions at Quantum and Corner Market Capital, Mr. Mohan was a Tax Manager at KPMG from 2001-2005 consulting on corporate & personal tax compliance in Canada and the United States.  He brings significant accounting experience and he will work to address ITEX’s accounting, internal controls and internal audit issues.

SIDD PAGIDIPATI Co-Founded Freedom Health, the 3rd largest Medicare Advantage health plan in Florida and one of the largest privately held health plans in the United States, in 2004. Currently, Mr. Pagidipati is serving as the CEO of BusinessChamber.com, an online local networking company, which he founded in 2009.   From 2004-2008, Mr. Pagidipati served as Freedom Health’s Chief Operating Officer, and from 2008-2009, he served as Freedom Health’s Chief Executive Officer. Inc. Magazine recognized Freedom Health on the annual Inc. 500 as the 7th fastest-growing private company in America in 2009 (growing over 10,000% in three years) and the 225th fastest growing private company in 2010. In 2008, the Indo-US Chamber of Commerce selected Mr. Pagidipati as the Businessman of the Year.  In 2004, prior to co-founding Freedom Health, Mr. Pagidipati worked as an investment banker at Merrill Lynch and Donaldson, Lufkin & Jenrette (DLJ), where his expertise included debt and equity financings.  Mr. Pagidipati graduated Magna Cum Laude from Georgetown University with a degree in Economics and International Relations. He brings significant business, technology, and entrepreneurial experiences and he will work to improve ITEX’s business operations.

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CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The Committee to Enhance ITEX (the "Committee"), together with the other Participants (as defined below), has filed a definitive filing with the Securities and Exchange Commission ("SEC") of a proxy statement and accompanying proxy card to be used to solicit proxies for the election of its slate of director nominees at the 2010 annual meeting of stockholders of ITEX Corporation (the "Company").

THE COMMITTEE STRONGLY ADVISES ALL STOCKHOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION. SUCH PROXY STATEMENT IS AVAILABLE AT NO CHARGE ON THE SEC’S WEBSITE AT HTTP://WWW.SEC.GOV. IN ADDITION, THE PARTICIPANTS IN THE SOLICITATION WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE PARTICIPANTS’ PROXY SOLICITOR, INVESTORCOM, INC. AT ITS TOLL-FREE NUMBER (877) 972-0090 OR VIA EMAIL AT ENHANCEITEX@INVESTOR-COM.COM.

The Participants in the proxy solicitation are David Polonitza, Dr. Wayne Jones, Sidd Pagidipati, Rahul Pagidipati. Sanjeev Parsad, Alnesh Mohan, Pagidipati Family, LP, MPIC Fund I, LP, MPIC Canadian LP, Corner Market Capital, Inc., Corner Market Capital, U.S., Inc., Corner Market Capital Corp., Richard Polonitza, Greta Polonitza, G. Andrew Cooke,  Dr. Devaiah Pagidipati and Dr. Rudrama Pagidipati  (collectively, the "Participants").

Information regarding the Participants and their affiliates, including their direct or indirect interests in the Company, by security holdings or otherwise, is contained in the Schedule 13D initially filed by David Polonitza on September 22, 2009, as amended or may be amended from time to time (the "Schedule 13D").  The Schedule 13D is currently available at no charge on the SEC's website at http://www.sec.gov.  As of the record date for the 2010 Annual Meeting (October 19, 2010), the Participants and their affiliates collectively own an aggregate of 474,941 shares of Common Stock of the ITEX Corporation, consisting of the following: (1) 127,975 shares held directly by David Polonitza, (2) 3,000 shares held directly by Rahul Pagidipati, (3) 140,779 shares held directly by the Pagidipati Family, LP, (4) 11,800 shares held directly by Devaiah and Rudrama Pagidipati, (5) 71,395 shares held directly by Kirk Anderson, (6) 6,000 shares held directly by Paul W. Kim, (7) 8,152 shares held directly by Richard and Greta Polonitza, (8) 80,000 shares held in accounts managed by MPIC FUND I, LP, (11) 14,380 shares held in accounts managed by MPIC CANADIAN, LP, (12) 11,460 shares held directly by G. Andrew Cooke. Each of the Participants disclaims beneficial ownership of such shares except to the extent of his/her/its pecuniary interest therein.